                                                                    Exhibit 10.6


                              E-STAMP CORPORATION

                 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                                   SECTION 1
                           ESTABLISHMENT AND PURPOSE
                           -------------------------

     This Plan is established (i) to offer each director of the Company, who is not otherwise at the time of grant an employee of or consultant to the Company or any of its Affiliates, an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available individuals to serve as members of the Board of Directors, and (iii) to encourage equity participation in the Company by eligible non-employee directors.


                                   SECTION 2
                                  DEFINITIONS
                                  -----------

     "Affiliate" shall mean a parent or subsidiary corporation as defined
      ---------
in the applicable provisions (currently, Sections 424(e) and (f), respectively) of the Code.

     "Board of Directors" shall mean the board of directors of the Company,
      ------------------
as duly elected from time to time.

     "Change in Control" shall be deemed to occur in the event of a
      -----------------
transaction or a series of related transactions (excluding an initial public offering) in which securities constituting more than fifty percent (50%) of the Company's then outstanding voting power are transferred to a person or persons other than the persons holding such securities immediately prior to such transaction or series of related transactions.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and as
      ----
interpreted by the regulations thereunder.

     "Committee" shall mean the Compensation Committee of the Company, or such
      ---------
other Committee as may be appointed by the Board of Directors from time to time, as provided in Section 3.

     "Common Stock" shall mean the common stock, $0.001 par value, of the
      ------------
Company and any successor entity.

     "Company" shall mean E-Stamp Corporation, a Delaware corporation.
      -------

     "Effective Date" shall mean the date upon which the Board of Directors
      --------------
adopts this Plan.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
and as interpreted by the rules and regulations promulgated thereunder.

     "Fair Market Value" shall mean such amount as the Committee, in its sole
      -----------------
discretion, shall determine; provided, however, that if there is a public market
                             --------  -------
for the securities, the Fair Market Value shall be the mean of the bid and asked prices of the securities per share or unit, as the case may be, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) as of the date in question or, in the event the securities are listed on one or more stock exchanges, the Fair Market Value shall be the closing sales price of the securities per share or unit, as the case may be, on such exchange as selected by the Committee, as reported in the Wall Street Journal, as of the date in question.

     "Non-employee Director" shall mean any person who at the time of grant is a
      ---------------------
member of the Board of Directors but is not an employee of or consultant to the Company or any Affiliate of the Company and has not been an employee of or consultant to the Company or any Affiliate of the Company at any time during the preceding 12 months. Service as a director does not in itself constitute employment for purposes of this definition.

     "Option" shall mean a stock option granted pursuant to this Plan. Each
      ------
Option shall be a nonstatutory option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     "Optionee" shall mean a Non-employee Director who holds an Option.
      --------

     "Permanent and Total Disability" shall mean that an individual is unable
      ------------------------------
to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

     "Plan" shall mean this 1996 Non-employee Director Stock Option Plan, as
      ----
amended from time to time.

     "Share" shall mean one share of Stock, as adjusted in accordance with
      -----
Section 9 of this Plan (if applicable).

     "Stock Option Agreement" shall mean the agreement executed between the
      ----------------------
Company and an Optionee that contains the terms, conditions, and restrictions pertaining to the granting of an Option.


                                   SECTION 3
                                ADMINISTRATION
                                --------------

     (a) General Administration.  This Plan shall be administered by the
         ----------------------
Committee, which shall consist of at least two (2) persons who shall be members of the Board of Directors but who do not qualify as Non-employee Directors. The members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors.
The Board of Directors at any time may terminate the authority delegated to any committee of the Board of Directors pursuant to this Section 3(a) and revest in the Board of Directors the administration of this Plan.

     (b) Committee Procedures.  The Board of Directors shall designate one of
         --------------------
the members of the Committee as chairman. The Committee may hold meetings at such times places, and in such manner as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or proved in writing by a majority of all Committee members shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

     (c) Authority of Committee.  This Plan shall be administered in such a
         ----------------------
manner as to comply with all terms of Rule 16b-3 (or any successor rule) under the Exchange Act. The Committee shall have no authority, discretion, or power to select the Non-employee Directors who will receive Options hereunder or to set the number of shares to be covered by each Option granted hereunder, the exercise price of such Option, the timing of the grant of such Option or the period within which such Option may be exercised. The Committee may delegate administrative duties to such employees of the Company as it deems proper, so long as such delegation is not otherwise prohibited by Rule 16b-3 under the Exchange Act.

     (d) Committee Determinations Binding.  Subject to the limitations set forth
         --------------------------------
above, the Committee may adopt, alter, and repeal administrative rules, guidelines and practices governing this Plan as it from time to time shall deem advisable, may interpret the terms and provisions of this Plan, any Option and any Option Agreement and may otherwise supervise the administration of this Plan. All decisions made by the Committee under this Plan shall be binding on all persons, including the Company and Optionees. No member of the Committee shall be liable for any action that he or she has in good faith taken or failed to take with respect to this Plan or any Option.

                                   SECTION 4
                                  ELIGIBILITY
                                  -----------

     Only Non-employee Directors may receive Options under this Plan.


                                   SECTION 5
                            SHARES SUBJECT TO PLAN
                            ----------------------

     (a) Basic Limitation.  Shares offered under this Plan may be authorized
         ----------------
but unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed one hundred thousand (100,000) Shares, subject to adjustment pursuant to Section 9 of this Plan. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

     (b) Additional Shares.  In the event any outstanding Option for any reason
         -----------------
expires, is canceled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan.


                                   SECTION 6
                           NON-DISCRETIONARY GRANTS
                           ------------------------

     (a) Initial Grant.  Subject to the restrictions listed below, each
         -------------
Non-employee Director elected upon the date of his or her initial election to be a Non-employee Director shall be granted automatically an option to purchase ten thousand (10,000) shares of Common Stock of the Company on the terms and conditions set forth herein. Any Non-employee Director who is serving as such as of the Effective Date of this Plan and has been serving for less than six (6) months as a Non-employee Director or in a similar capacity for any predecessor of the Company shall also receive this initial grant of Options as of the Effective Date of this Plan if, and only if, such Non-employee Director has not received for such services prior to the Effective Date any other equity ownership rights from the Company or any predecessor entity.

     (b) Subsequent Grants.  Each Non-employee Director shall be granted
         -----------------
automatically an Option to purchase three thousand (3,000) Shares on April 1 of each year (the "April Grant Date"), provided the individual is a Non-employee
                ----------------
Director as of the April Grant Date, and has been a Non-employee Director for at least one (1) year prior to the April Grant Date. If such individual has been a Non-employee Director for less than one (1) year as of the April Grant Date, then such individual shall be granted automatically an Option to purchase two hundred fifty (250) Shares for each full month such individual has served as a Non-employee Director prior to the April Grant Date. Any service as a Non-employee Director of the Company or its predecessor prior to the Effective Date of this Plan shall be counted for purposes of the 1997 April Grant Date.

     (c) Prior Options.  Any Non-employee Director who is serving as such as of
         -------------
the Effective Date of this Plan who holds stock options of the Company for serving as a Non-employee Director or in a similar capacity for any predecessor of the Company may receive a grant of Options under this Plan in exchange for such prior options on terms and conditions and as determined by the Committee in its sole discretion.


                                   SECTION 7
                        TERMS AND CONDITIONS OF OPTIONS
                        -------------------------------

     (a) Term of Option.  The term of each Option shall commence on the date it
         --------------
is granted and, unless
sooner terminated as set forth herein, shall expire on the date ("Expiration
                                                                  ----------
Date") ten (10) years from the date of grant.
----

     (b) Vesting of Options.  Subject to the other provisions of this Plan, each
         ------------------
Option granted pursuant to this Plan shall become exercisable in installments cumulatively as to fifty percent (50%) of the Shares subject to each Option on each of the first and second annual anniversaries of the date of grant of the Option. Notwithstanding the preceding sentence to the contrary, each Option granted pursuant to this Plan shall become immediately exercisable in the event of a Change in Control as of the effective date thereof.

     (c) Exercise Price and Method of Payment.
         ------------------------------------

         (i)  Exercise Price.  The Exercise Price of each Option shall be one
              --------------
hundred percent (100%) of the Fair Market Value of the Shares subject to such Option on the date such Option is granted.

         (ii) Payment of Shares.  Payment for the Shares upon exercise of an
              -----------------
Option shall be made in cash, by certified check, or if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and this Plan and authorized by the Committee pursuant to the provisions of this Plan.

     (d)  Exercise of Option.
          ------------------

         (i)  Procedure for Exercise; Rights of Stockholder.  Any Option granted
              ---------------------------------------------
hereunder shall be exercisable at such times as set forth in Section 7(b) hereof, provided, however, that no Option shall be exercisable prior to stockholder approval of this Plan in accordance with Section 13 hereof.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares and any withholding and other applicable taxes with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any form of consideration and method of payment allowable under Section 7(c)(ii) of this Plan. Upon the receipt of notice of exercise and full payment for the Shares and taxes, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a stockholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this Plan.

     Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

         (ii) Termination of Status as a Director.  If a Non-employee Director
               -----------------------------------
ceases to serve as a director of or consultant to the Company, he or she may, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) ninety (90) days after the date such Optionee ceases to be a director or consultant, exercise the Option to the extent that the Optionee was entitled to exercise it on such date. To the extent that the Optionee was not entitled to exercise an Option on such date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

         (iii) Permanent and Total Disability.   Notwithstanding the provisions
                ------------------------------
of Section 7(d)(ii) above, in the event an Optionee is unable to continue to perform services for the Company or any of its Affiliates as a result of such Optionee's Permanent and Total Disability, such Optionee may exercise an Option in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of termination of services due to such

Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

         (iv) Death of an Optionee.  Upon the death of an Optionee, any Option
              --------------------
held by an Optionee shall terminate and be of no further effect; provided,
                                                                 --------
however, notwithstanding the provisions of Section 7(d)(ii) above, in the event
-------
an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was a director of or consultant to the Company, the Option may be exercised in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate.

     (e) Non-Transferability of Options.  No Option granted under this Plan
         ------------------------------
may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and no Option granted under this Plan is assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee's lifetime by such Optionee unless exercised pursuant to Section 7(d)(iv). Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

     (f) Time of Granting Options.  Any Option granted hereunder shall be deemed
         ------------------------
to be granted on the date of grant. Written notice of the Committee's determination to grant an Option to a Non-employee Director, evidenced by a Stock Option Agreement, dated as of the date of grant, shall be given to such Non-employee Director within a reasonable time after the date of grant.

     Early Exercise.  In the Committee's sole and absolute discretion, an Option
     --------------
may include a provision whereby the Optionee may elect at anytime while a Non-employee Director to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Any unvested Shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the Shares, or to any other restriction the Committee determines to be appropriate, provided however, that (i) the right to repurchase at the original purchase price shall lapse at a rate equal to the remaining portion of the original vesting schedule of the Shares so purchased, (ii) such repurchase right shall be exercisable by the Company within (A) the ninety (90) day period following the termination of service as a Non-employee Director for any reason whatsoever, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such repurchase right shall be exercisable for cash or cancellation of purchase money indebtedness for the Shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and stock's fair market value if the original purchase price is less than the stock's fair market value.


                                   SECTION 8
                              ISSUANCE OF SHARES
                              ------------------

     As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of

1933, as amended (the "Securities Act"), or any other applicable securities
                       --------------
laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Committee has determined that the Optionee has tendered to the Company any and all applicable federal, state or local tax owed by the Optionee as the result of the receipt of an Option, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.


                                   SECTION 9
                      CAPITALIZATION ADJUSTMENTS; MERGER
                      ----------------------------------

     (a) Adjustments Upon Changes in Capitalization.  Subject to any required
         ------------------------------------------
action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the aggregate number of Shares that have been authorized for issuance under this Plan (as well as the exercise price covered by any outstanding Option), shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee in its sole discretion, which adjustment shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     (b) Dissolution, Liquidation, Sale of Assets or Merger.  In the event of
         --------------------------------------------------
the proposed dissolution or liquidation of the Company, or a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Company with or into another corporation where the Company is not the surviving entity, any Options shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise the Optionee's Option as to all or any part of the Shares covered by such Option, including Shares as to which the Option would not otherwise be exercisable.


                                  SECTION 10
                           NO RIGHTS TO DIRECTORSHIP
                           -------------------------

     No provision of this Plan, or under any Stock Option Agreement, shall be construed to give any Optionee any rights with respect to the continuation of the Optionee's membership on the Board of Directors or shall interfere in any way with provisions in the Company's Certificate of Incorporation and Bylaws relating to the election, appointment, terms of office, and removal of members of the Board of Directors.


                                  SECTION 11
               TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION
               ------------------------------------------------

     (a) Term of Plan.  This Plan shall become effective upon its adoption by
         ------------
the Board of Directors.  This Plan shall continue in effect for a term of ten
(10) years unless sooner terminated under this Section 11.

     (b) Amendment and Termination.  The Board of Directors may terminate this
         -------------------------
Plan at any time as the Board of Directors may deem advisable. The Committee may amend this Plan at any time, provided, however, that the Committee shall not amend this Plan with respect to the provisions of this Plan which relate to who is granted Options, the amount, price and timing of grants, or the period within which each Option may be exercised and may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules
                                                     -----
thereunder.  Except as provided in

Section 9 relating to adjustments upon changes in capitalization, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

         (i) increase the number of shares which may be issued under this Plan;

         (ii) modify the requirements as to eligibility for participation in this Plan (to the extent such modification requires stockholder approval in order for this Plan to comply with the requirements of Rule 16b-3); or

         (iii) modify this Plan in any other way if such modification requires stockholder approval in order for this Plan to comply with the requirements of Rule 16b-3.

     (c) Rights and obligations under any option granted before any amendment of this Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

     (d) Effect of Termination.  In the event this Plan is terminated, no Shares
         ---------------------
shall be issued under this Plan, except upon exercise of an Option granted prior to such termination. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant or any Option previously granted under this Plan.


                                  SECTION 12
                        LEGAL REQUIREMENTS; RULE 16b-3
                        ------------------------------

     (a) Legal Requirements.  The Company shall not be obligated to offer or
         ------------------
sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal and applicable state securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the securities covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the securities covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion or an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Stock Option Agreements.

     (b) Rule 16b-3.  With respect to persons subject to Section 16 of the
         ----------
Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3 under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be adjusted to comply with Rule 16b-3, to the extent permitted by law and deemed advisable by the Committee. It shall be the responsibility of persons subject to Section 16 of the Exchange Act, not of the Company or the Committee, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Committee shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3, or if any such person incurs any liability under Section 16 of the Exchange Act.


                                  SECTION 13
                EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE
                ----------------------------------------------

     (a) This Plan shall become effective upon adoption by the Board of Directors subject to the condition subsequent that this Plan is approved by the stockholders of the Company.

     (b) No Option granted under this Plan shall be exercised or exercisable unless and until the condition of Section 13(a) above has been met.


                                  SECTION 14
                                 GOVERNING LAW
                                 -------------

     THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.


Adoption Date:  August 26, 1996